College Retirement Equities Fund	Supplement

COLLEGE RETIREMENT
EQUITIES FUND (“CREF”)

CREF Responsible Balanced Account

SUPPLEMENT NO. 5
dated February 27, 2026 to the Statutory Prospectus (“Prospectus”) dated May 1, 2025

Effective February 27, 2026, the following hereby replaces in their entirety the first, sixth, seventh and eighth paragraphs of the section entitled “Principal Investment Strategies” on page 85 of the Prospectus:

New First Paragraph-

Principal Investment Strategies: The Responsible Balanced Account invests in a diversified set of domestic and foreign stocks and other equity securities, domestic and foreign bonds and other fixed-income securities, as well as money market instruments and other short-term debt instruments. The Account seeks to invest in issuers that are suitable from a financial perspective while taking into consideration certain environmental, social and governance (“ESG”) or impact criteria, which are described in more detail below. Under normal circumstances, the Account invests at least 80% of its assets in securities that meet the Account’s ESG criteria.

New Sixth, Seventh and Eighth Paragraphs-

When selecting investments for the equity portion of the Account, TCIM considers certain ESG criteria, which include criteria relating to carbon intensity and fossil fuel reserves. The ESG criteria are generally implemented based on data provided by independent ESG research vendor(s). The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and governance and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain and governance) are other considerations.

The ESG evaluation process for the equity portion of the Account is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more relative weight compared to the broader range of potential assessment categories. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risk and opportunities they face in the context of their industry and relative to their peers. The Account will not generally invest in companies significantly involved in certain business activities, including, but not limited to, the production of alcohol, tobacco, military weapons, firearms, thermal coal, adult entertainment, arctic oil and gas, oil sands extraction, for-profit prisons and gambling products and services.

In addition to the overall ESG performance evaluation, the equity portion of the Account favors companies that (1) demonstrate leadership in managing and mitigating their current carbon intensity and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry. The determination of leadership criteria takes into consideration company carbon intensity in relative terms (e.g., tons of carbon emitted per unit of economic output such as sales). Reserves are fossil fuel deposits that have not yet been extracted. Evidence of fossil fuel reserves ownership includes company disclosure and statements regarding ownership. While the equity portion of the Account favors companies that (1) demonstrate leadership in managing and mitigating their current carbon intensity and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry, the equity portion of the Account may invest in companies that are engaged in the extraction, storage and transportation of fossil fuels as long as they also meet the aforementioned criteria.

Effective February 27, 2026, the following hereby replaces in its entirety the Low Carbon Risk of the sub-section “Principal risks of investing in Equity Accounts” of the section entitled “Principal risks of investing in the Accounts” on page 99 of the Prospectus:

Low-Carbon Risk—The risk that because the Account’s investment strategy includes a special emphasis on companies with low current carbon intensity and an absence of fossil fuel reserves ownership, the Account’s portfolio might exclude certain issuers for nonfinancial reasons and the Account may forgo some market opportunities that otherwise would be available.

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MGN-CREFPRO-0226P